UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

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      14a-6(e)(2))

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                     SELIGMAN ASSET ALLOCATION SERIES, INC.
                           SELIGMAN CAPITAL FUND, INC.
                       SELIGMAN CASH MANAGEMENT FUND, INC.
                        SELIGMAN COMMON STOCK FUND, INC.
               SELIGMAN COMMUNICATIONS AND INFORMATION FUND, INC.
                      SELIGMAN CORE FIXED INCOME FUND, INC.
                          SELIGMAN FRONTIER FUND, INC.
                        SELIGMAN GLOBAL FUND SERIES, INC.
                           SELIGMAN GROWTH FUND, INC.
                        SELIGMAN HIGH INCOME FUND SERIES
                      SELIGMAN INCOME AND GROWTH FUND, INC.
                 SELIGMAN LASALLE REAL ESTATE FUND SERIES, INC.
                  SELIGMAN TARGET HORIZON ETF PORTFOLIOS, INC.
                        SELIGMAN VALUE FUND SERIES, INC.
        (Name of Registrant's as Specified in each Registrant's Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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                             SELIGMAN ADVISORS, INC.

100 Park Avenue                                                  212-850-1864
New York, NY 10017                                               800-221-7844

September 12, 2008

Dear Financial Advisor:

I am writing to notify you that your clients in the Seligman Mutual Funds have received a proxy statement detailing several proposals with respect to the pending acquisition of J. & W. Seligman & Co. Incorporated ("Seligman"), the manager of the Seligman Group of Funds, by RiverSource Investments, LLC ("RiverSource"), a subsidiary of Ameriprise Financial, Inc. ("Ameriprise").

The proxy statement seeks shareholder approval of the following proposals:

o New investment advisory agreements between each of the Funds and RiverSource;

o     New sub-advisory agreements between RiverSource and Subadvisers:

      -- Wellington Management Company, LLP, with regard to Seligman Emerging Markets Fund, Seligman Global Growth Fund, Seligman Global Smaller Companies Fund, and Seligman International Growth Fund; and

      -- LaSalle Investment Management (Securities), L.P. ("LaSalle US"), with regard to Seligman LaSalle Global Real Estate Fund and Seligman LaSalle Monthly Dividend Real Estate Fund

o A new delegation agreement between LaSalle US and LaSalle Investment Management Securities B.V., with regard to Seligman LaSalle Global Real Estate Fund; and

o     Election of ten new directors for each of the Funds

A Special Meeting of Shareholders has been scheduled for Monday, November 3, 2008 at which shareholders will vote on the proposals detailed in the proxy statement.

We ask that you encourage your clients to vote their proxies as soon as possible. Your clients should complete, date, sign and return their proxy or, alternatively, authorize their proxy by telephone, or via the Internet, as described in the voting instruction form. If any of your clients have lost their voting instruction form, you will need to get them a new voting instruction form they should call Computershare Fund Services, the Funds' proxy solicitors at 866-612-1824.

Seligman's brand will be retained, supported, and promoted. The acquisition of Seligman will add Seligman's strong performing investment management products to RiverSource's multi-investment platform model, giving the combined firm greater depth and breadth of investment products. The investment teams that manage your clients' money will be maintained or strengthened.

If you have any questions, please contact your Seligman Regional Sales Representative, or call Seligman Advisors, Inc. at 800-221-2783.

We appreciate your help, and thank you for your ongoing support.

                                            Sincerely,

                                            Charles W. Kadlec President

PS: If there are additional Financial Advisors you know with clients in the Funds, we ask that you encourage them to remind their clients to vote their shares in favor of the proposals as soon as possible.